                                                                    EXHIBIT 10.4

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST IN SAID SECURITIES MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                        --------------------------------

                             STOCK PURCHASE WARRANT
                TO PURCHASE UP TO 300,000 SHARES OF COMMON STOCK
                           OF mHL DEVELOPMENT COMPANY

                        --------------------------------

                  For value received, mHL Development Company, an Oregon corporation (the "Company"), grants to The Polymer Technology Group Incorporated, a California corporation (the "Initial Holder") the right, subject to the terms of this Stock Purchase Warrant ("Warrant"), to purchase at the times and for the prices set forth in Section 2 of this Warrant, up to 300,000 fully paid and nonassessable shares of Common Stock of the Company.

         Section 1.        Definitions.

                  As used in this Warrant, unless the context otherwise requires:

                  "Company" means mHL Development Company, an Oregon corporation, as specified in the introductory paragraph.

                  "Common Stock" means shares of the Company's Common Stock.

                  "Development Agreement" means that Product Development and Supply Agreement, dated as of the date hereof, by and between the Initial Holder, the Company and National Applied Science, Inc., an Oregon corporation.

                  "Exercise Date" means any date on which this Warrant is exercised in the manner indicated in Section 2.

                  "Exercise Period" means that period ending ten years after the date of this Warrant.

                  "Exercise Price" shall mean $1.00 per Warrant Share; provided, however, that if an adjustment is required under Section 8.1 of this Warrant, then "Exercise Price" means the price at which each Warrant Share may be purchased upon exercise of this Warrant immediately after such adjustment.

                  "Holder" means the Initial Holder or, upon assignment of this Warrant by the Initial Holder (or a subsequent Holder), such assignee.

                  "Initial Holder" means the entity or individual specified in the introductory paragraph.

                  "Restriction Agreement" has the meaning specified in Section 2.2.

                  "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

                  "Subsequent Warrant" has the meaning specified in Section 2.4.

                  "Triggering Event" has the meaning specified in Section 2.3.

                  "Warrant" means this Stock Purchase Warrant, as specified in the introductory paragraph.

                  "Warrant Shares" means any shares of Common Stock, or other securities, issued or issuable upon exercise of this Warrant.

          Section 2.       Exercise and Duration of Warrant.

                  2.1      Exercisability and Exercise Price.

                           (a)    Subject to the provisions hereof, this Warrant
may be exercised during the Exercise Period at the Exercise Price at the times and for the numbers of Warrant Shares set forth below:

                                                          Number of Warrant
                                                         Shares with Respect
                                                          to Which Warrant
         Exercise Date                                     is Exercisable
         -------------                                   -------------------
         July 1, 1999                                         60,000
         July 1, 2000                                         60,000
         July 1, 2001                                         60,000
         July 1, 2002                                         60,000
         July 1, 2003                                         60,000

                           (b)      Subject to Section 2.3 of this Agreement, if
the Holder does not exercise the Warrant to purchase all of the Warrant Shares with respect to which this Warrant is exercisable in any one year, the Holder's rights shall be cumulative and the Holder may purchase those shares in any subsequent year during the Exercise Period. The Warrant shall not be exercised for any fractional shares.

                  2.2 Method of Exercise. During the Exercise Period, this Warrant may be exercised by the Holder, in whole or in part, by:

                           (a)      surrendering this Warrant to the Company,

                           (b)      tendering to the Company payment in full by
cash or check of the Exercise Price for the Warrant Shares for which exercise is made,

                           (c)      executing and delivering to the Company the
Exercise Form attached as Exhibit A, and

                           (d)      executing and delivering to the Company
either the Stock Transfer Restriction Agreement substantially in the form attached to this Agreement as Exhibit B (the "Restriction Agreement") or at the Company's discretion any applicable shareholders' or stock transfer restriction agreement as in effect at that time, which agreement may at the Company's discretion contain provisions similar to the Restriction Agreement.

                  2.3 Limitations on Vesting. All unexercised Warrant Shares, vested and unvested, shall be canceled and the Holder shall have no right to exercise the Warrant with respect to those shares, if one of the following events (each a "Triggering Event") occurs:

                           (a)      the Company or National Applied Science,
Inc. terminates the Development Agreement in accordance with Section 5.2 of the Development Agreement.

                           (b)      a case or proceeding with respect to the
Holder is commenced under any applicable bankruptcy, insolvency, reorganization, receivership or readjustment of debt law or other similar law; an order for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over Holder or over a substantial part of Holder's property is entered, or an interim receiver, trustee or other custodian of Holder or of a substantial part of Holder's property is appointed or a warrant of attachment, execution or similar process against any substantial part of Holder's property is issued.

                  2.4 Certificates. As soon as practicable after exercise of this Warrant, certificates for the Warrant Shares shall be delivered to the Holder (or any transferee specified in the attached Exercise Form). In the event of a partial exercise of this Warrant, the Company shall promptly issue and deliver to the Holder (or any transferee specified on the attached Exercise
Form) a new warrant to purchase the number of Warrant Shares as to which this Warrant has not been exercised, which new warrant (the "Subsequent Warrant") shall be dated the date hereof and shall be identical (except for the number of shares issuable upon exercise thereof) to this Warrant.

                  2.5 Securities Act Compliance. Unless the issuance of the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of certificates for the Warrant Shares, the Company may require the Holder (including the transferee of the Warrant Shares in whose name the Warrant Shares are to be registered) to deliver to the Company, in writing, representations regarding the Holder's sophistication, investment intent, acquisition for his own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering. The Company may place conspicuously upon each Subsequent Warrant and upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the Holder (including such transferee):

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR
         (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

                  2.6 Taxes. The Company shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of the issuance or transfer of the Warrant Shares.

          Section 3.       Stock Transfer Restriction Agreement.
                  The Holder agrees that any of the shares acquired upon exercise of this Warrant shall be subject to the Restriction Agreement, or at the Company's discretion any applicable shareholders or stock restriction agreement as in effect at that time, which agreement may at the Company's discretion contain provisions similar to the Restriction Agreement, and the exercise of the Warrant shall not be effective until the Holder has signed and delivered to the Company the stock transfer restriction agreement required by this Section 3.

          Section 4.       Validity and Reservation of Warrant Shares.

                  The Company covenants that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, and nonassessable. The Company agrees that, as long as this Warrant may be exercised, the Company will have authorized and reserved for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full of this Warrant.

          Section 5.       No Fractional Shares.

                  No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded down to the nearest whole number.

          Section 6.       Limited Rights of Warrant Holder.

                  The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a stockholder of the Company, either at law or equity, until this Warrant shall have been exercised.

          Section 7.       Loss of Warrant.

                  Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

          Section 8.       Certain Adjustments of Exercise Price.

                  8.1 Adjustment of Exercise Price. The number, class and Exercise Price of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

                           (a)      Stock Split or Recapitalization, Etc.  If
the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price shall be proportionately reduced; conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price shall be proportionately increased. The increases and reductions provided for in this Section 8.1(a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the price payable for such percentage shall be affected by any event described in this Section 8.1(a).

                           (b)      Merger or Reorganization, Etc.  In the event
of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend), then, as a condition of the change in capital structure of the Company, lawful and adequate provision shall be made so that the Holder will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, or other change in the capital structure, the Holder had held the number of shares of Common Stock obtainable upon the exercise of this Warrant. In any such case, appropriate adjustment also shall be made in the applications of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                  8.2 Notice of Adjustment. Whenever an event occurs requiring any adjustment to be made pursuant to Section 8.1, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, a certificate of its chief executive officer or chief financial officer specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment. Such certificate shall be made available at all reasonable times for inspection by the Holder. Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

          Section 9.       Miscellaneous.

                  9.1 Successors and Assigns. The provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns.

                  9.2      Notice. Each notice, certificate or demand referred

to in this Warrant shall be in writing and shall be deemed "given" or "delivered" upon (a) personal delivery to the party to be notified, (b) five days after deposit with the United States Postal Service, as registered or certified mail, postage prepaid, or (c) the same day of facsimile transmission with confirmed transmission. Notices shall be addressed to the party to be notified at the address set forth below or such other address as such party may designate by written notice to the other party given in the foregoing manner:

If to the Company:

                  To the address of the Company's principal place of business.

If to the Holder:

                  To the Holder's last known address as it appears on the books of the Company.

                  9.3 Applicable Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Oregon.

                  9.4 Headings. The headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

                  Dated as of March 27, 2000.

                                    mHL DEVELOPMENT COMPANY


                                    By:/s/ RICHARD G. SASS
                                       -----------------------------------------
                                    Title: CEO

                                  EXERCISE FORM

                      (To Be Executed by the Warrant Holder
                  to Exercise the Warrant in Whole or in Part)

To:     mHL DEVELOPMENT COMPANY

1. The undersigned hereby irrevocably elects to exercise the right of purchase represented by the Warrant for, and to purchase thereunder, __________ shares of Common Stock provided for therein and tenders payment herewith payable to the order of mHL Development Company in the amount of $___________.

2. The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

         Name:
                --------------------------------------------------

         Address:
                   -----------------------------------------------

         Deliver to:
                      --------------------------------------------

         Address:
                   -----------------------------------------------

         and, if the purchased number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

         Address:
                   -----------------------------------------------

3. In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

         (a) Purchase Entirely for Own Account. The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

         (b) Restricted Securities. The undersigned understands that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 (the "Act") or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Act, the Common Stock must be held indefinitely.

         (c) Investment Experience. The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Common Stock.

         (d) Opportunity to Review Documents and Ask Questions. The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company. In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

4.       The undersigned understands, agrees, and recognizes that:

         (a) No federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

         (b) All certificates evidencing the Common Stock shall bear legends substantially similar to the legend set forth in
                  Section 2.4 of the Warrant.

5.       The undersigned is a resident of             .
                                         -------------


                  Dated:            ,       .
                          ----------  -----

                                    Signature:
                                              ----------------------------------

                                    Print Name:
                                               ---------------------------------

                           Note: Signature must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B

                      STOCK TRANSFER RESTRICTION AGREEMENT

             This Stock Transfer Restriction Agreement (the "Agreement"), effective as of ____________, _____, is by and between mHL Development Company, an Oregon corporation (the "Company"), and The Polymer Technology Group Incorporated, a California corporation ("Shareholder")

                                    RECITALS

             A. Shareholder owns, intends to purchase or has the right to purchase shares of the Company's Common Stock.

             B. The parties wish to enter into a agreement relating to the sale or other disposition of the shares of Common Stock owned or held by Shareholder.

                                    AGREEMENT

    1.       Limitations on Transfer.

             1.1 Shares Subject to Restrictions Under This Agreement. For the purposes of this Agreement, the term "Shares" shall mean all of the shares of the Company's Common Stock owned or held by the Shareholder, including any additional shares that may be acquired subsequent to the date of this Agreement and all securities received in replacement of the Common Stock or as stock dividends or splits and all securities received in replacement of the Common Stock in a recapitalization, merger reorganization and the like.

             1.2 Restrictions. In addition to any other limitation on transfer created by applicable securities laws, by the Company's Articles of Incorporation or Bylaws, or by a separate agreement between the Company and Shareholder, including, if applicable, a Restricted Stock Purchase Agreement, Shareholder shall not sell, or otherwise transfer, including transfers by gift and by operation of law, any interest in any of the Shares except as provided in this Agreement. Any transfer of the Shares in violation of this Agreement shall be void.

    2.       Company Repurchase Rights.

             2.1 Triggering Events. On the occurrence of any of the following events (each a "Triggering Event"):

                      (a) The Company or National Applied Science terminates the Development Agreement in accordance with Section 5.2 of the Development Agreement; or

                      (b) A case or proceeding with respect to the Shareholder is commenced under any applicable bankruptcy, insolvency, reorganization, receivership or readjustment of debt law or other similar law; an order for the appointment of a receiver, liquidator, sequestrator, trustee, custodian, or other officer having similar powers over Shareholder or over a substantial part of Shareholder's property is entered, or an interim receiver, trustee or other custodian of Shareholder or of a substantial part of Shareholder's property is appointed or a warrant of attachment, execution or similar process against any substantial part of Shareholder's property is issued;

the Company shall have the option to repurchase any and all Shares owned or held or to be acquired by exercise of an option by Shareholder (the "Optional Redemption") pursuant to the terms of Section 2.2; provided, however, that any unvested shares subject to an option at the time of Triggering Event shall be canceled, and Shareholder shall have no right to exercise any option with respect to those shares.

             2.2 Terms and Conditions of an Optional Redemption. An Optional Redemption shall be subject to the following terms and conditions:

                      (a) Upon the exercise by the Company of an Optional Redemption, the Shareholder shall be obligated to sell all of the Shares. The Company shall exercise an Optional Redemption by written notice to the Shareholder at any time after the Optional Redemption is exercisable thereby (a "Notice of Exercise").

                      (b) In the case of any exercise of the Optional Redemption, the purchase price of the Shares shall be the amount that the Company and the Shareholder agree upon or, if they are unable to agree within 15 days following the Notice of Exercise, the amount determined in accordance with the appraisal procedures set forth in Section 2.2(c).

                      (c) The following procedure shall apply in connection with any appraisal in connection with an exercise of the Optional
             Redemption:

                            (i) The Shareholder and the Company shall attempt to agree upon a single appraiser prior to the expiration of the 30-day period following the Notice of Exercise. If they so agree, such appraiser shall, as promptly as possible, determine the amount that reflects the current value of the Shares by first determining the value of the Company in terms of assets and liabilities, present earnings, future prospects and all other relevant factors, and then determining the proportion of such value represented by the Shares considering the existence of senior securities, if any, and the number of the Shares in relation to all outstanding shares and options, warrants, purchase rights and/or rights convertible to shares of the Company's capital stock, but without applying any minority interest discount or illiquidity or similar discount (the "Fair Market Value of the Shares"). The appraiser's written determination shall be final, conclusive and binding upon all parties to the purchase and sale. The Company and the Shareholder shall share equally the costs and fees of the single appraiser.

                            (ii) If the Shareholder and the Company are unable to agree upon a single appraiser within the 30-day period after the Notice of Exercise, the Shareholder shall appoint one appraiser and the Company shall appoint one appraiser (each party giving notice of the appointment to the other) within 30 days after the expiration of such period, and the two appraisers so appointed shall choose a third appraiser within 30 days after appointment of the second. If either party fails to appoint an appraiser, or if the two appraisers fail to choose a third, the appraiser or appraisers appointed in accordance with the foregoing procedures shall serve as the sole appraiser or appraisers. Any written determination of the Fair Market Value of the Shares signed by at least two appraisers shall be final, conclusive and binding upon all parties to the purchase and sale. If no two appraisers so agree within 60 days following the appointment of the last appraiser, the median of the Fair Market Value of the Shares as determined by each of the three appraisers, or the average of the Fair Market Value of the Shares if there are only two appraisers, shall be final, conclusive and binding upon all parties to the purchase and sale subject to the following modifications:

                                    (A)    if there are three appraisers and
                              each arrives at a different determination of the Fair Market Value of the Shares and any such amount is more than 5% different than the average of all three appraisals, the appraisal that is the farthest away from the average (either high or low) shall be discarded and the average of the remaining two appraisals shall be the Fair Market Value of the Shares.

                                    (B)    if there are only two appraisers and
                              each arrives at a different determination of the Fair Market Value of the Shares and the difference between such amounts exceeds 10% of the lower amount, a third appraiser shall be appointed by the two appraisers or, if they fail to appoint a third appraiser within 10 days after the later of the two determinations of the Fair Market Value of the Shares, by the presiding judge in the county seat in which the Company has its principal place of business upon petition thereto by either appraiser or by either of the Shareholder or the Company. The third appraiser shall conduct an appraisal in accordance with this
                              Section 2.2(c)(ii) as promptly as is practicable and the results of such appraisal and all other appraisals conducted pursuant to this Section 2.2(c)(ii) shall be subject to all applicable provisions of this Section 2.2(c)(ii), including the foregoing clause (A).

             Except as hereinafter provided in the case of the use of a single appraiser, each party to the appraisal shall pay the compensation and expenses of the appraiser appointed by such party. The compensation and expenses of the third appraiser shall be shared equally by the Shareholder and the Company. If only one appraiser is used pursuant to this Section 2.2(c)(ii), the compensation and expenses of such appraiser shall be paid by the party that appointed such appraiser.

                             (iii) Each party appointing an appraiser hereunder shall use reasonable diligence to select as an appraiser an individual or firm that by training and experience is knowledgeable concerning the methods of ascertaining the fair market value of an interest in a privately-held business engaged in the primary business of the Company. Any appraiser appointed pursuant to Section 2.2(c)(ii) shall be a member of either or both of the American Society of Appraisers and the Institute of Business Appraisers.

                      (d) On a date specified by the Company that is not later than 45 days after the Notice of Exercise in the case of a purchase price determined under Section 2.2(b) other than in accordance with the foregoing appraisal procedures described in
             Section 2.2(c) or, in the case of a determination of the purchase price of the Shares in accordance with such appraisal procedures, not later than 30 days after the determination of the Fair Market Value of the Shares (the relevant date in any such case being the "Section 2.2 Closing Date"), the Company shall pay to the Shareholder ten percent (10%) of the Fair Market Value of the Shares, and the balance payable in 60 equal monthly installments, including interest on the unpaid balance at the rate of eight percent (8%) per annum from the Section 2.2 Closing Date; installments to commence one month after the Section 2.2 Closing Date with no restrictions on prepayment.

                      (e) On the Section 2.2 Closing Date, the Shareholder shall deliver to the Company certificates evidencing the Shares and a certificate dated as of the Section 2.2 Closing Date, containing the representation and warranty of the Shareholder as to its unrestricted legal right, power and authority to assign, transfer and deliver its Shares and that at the closing on the Section 2.2 Closing Date the Company will receive good and marketable title to such Shares, free and clear of all liens, claims, equities, encumbrances and restrictions of every kind other than the restrictions set forth in this Agreement.

In the event the Company does not elect to exercise the Optional Redemption, the Shares shall remain subject to the terms of this Agreement. The Company's repurchase rights are in addition to the Company's right of first refusal set forth in Section 3 of this Agreement.

             2.3 Other Agreements. The repurchase rights contained in this Agreement are in addition to repurchase rights that may be included in a separate agreement between Shareholder and the Company, including, if applicable, a Restricted Stock Purchase Agreement. The repurchase price to be paid by the Company for any Shares after Triggering Event shall be governed by the terms of this Agreement only to the extent that such Shares have been released from the repurchase terms contained in a separate agreement between the Company and Shareholder.

    3. Company Right of First Refusal. If Shareholder desires (or is required) to sell or transfer any of the Shares in any manner, Shareholder shall first obtain a firm, unconditional written offer signed by a bona fide prospective purchaser (the "Bona Fide Offer"), stating the number of Shares to be purchased, the total purchase price and the terms of payment of the purchase price. Shareholder shall mail a copy of the Bona Fide Offer to the Company. The Company shall have a right of first refusal to purchase any portion of the Shares covered by the Bona Fide Offer at the same price, and upon the same terms (or terms as similar as reasonably possible) set forth in the Bona Fide Offer. The right of first refusal shall be provided to the Company for a period of 60 days following receipt by the Company of the Bona Fide Offer. If the Shares are not purchased by the Company, the selling Shareholder shall have 60 days following lapse of the period of the right of first refusal provided to the Company to dispose of the Shares to the transferee identified in the Bona Fide Offer on terms no more favorable to the transferee than those offered to the Company. After such 60 day period lapses, the Shares shall once again be subject to the rights of first refusal herein provided.

    4. Assignment by the Company. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any person or persons designated by the Board of Directors of the Company.

    5. Obligations Binding Upon Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interests subject to the provisions of this Agreement. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are met.

    6. Termination. This Agreement shall terminate on (i) the effective date of a registration statement filed by the Company under the Securities Act of 1933, as amended (the "Act"), with respect to an underwritten public offering of Common Stock of the Company or (ii) the closing date of a sale of assets or merger of the Company pursuant to which shareholders of the Company receive securities of a buyer whose shares are publicly traded.

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
    7. Lock-up Agreement. Shareholder agrees, in connection with an initial public offering of equity securities by the Company, upon request of the Company or the underwriters managing such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration of the offering, if any) without the prior written consent of the Company or such underwriters, as the case may be, for the period of time after the offering requested by the underwriters, which period shall not exceed one year from the effective date of the registration of the offering.

    8. Transfers in Violation. The Company shall not be required to (a) transfer on its books any Shares that have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (b) treat as owner of such Shares, or accord the right to vote as such owner, or pay dividends to any transferee to whom such Shares shall have been so transferred.

    9. Enforcement. The Company and Shareholder acknowledge that the other party will suffer irreparable harm if either party fails to comply with this Agreement, and that monetary damages will be inadequate to compensate the parties for such failure. Accordingly, the parties agree that this Agreement may be enforced by specific performance or other injunctive relief, in addition to any other remedies available at law or in equity.

    10. Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Oregon exclusive of choice of law or conflicts of law rules, provisions, and principles.

    11.      Miscellaneous.

             11.1 Shareholder Rights. Subject to the provisions and limitations hereof, Shareholder may, during the term of this Agreement, exercise all rights and privileges of a shareholder of the Company with respect to the Shares.

             11.2 Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally, or three days after being deposited in the United States mail as certified or registered mail, return receipt requested, with postage prepaid, or the day following facsimile transmission, with confirmed transmission, in either case addressed, if to the Company, to mHL Development Company, 16125 SW 72nd Avenue, Portland, OR 97224; and if to Shareholder at Shareholder's address shown on the stock records of the Company, or at such other address as any party may designate by 10 days' advance written notice to the other party.

             11.3 Amendment. This Agreement may be amended only by the written consent of the Company and Shareholder.

             11.4 Assignment. The rights and benefits of this Agreement shall inure to the benefit of and be enforceable by the Company and its respective successors and assigns. The


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
rights and obligations of Shareholder under this Agreement may not be assigned without the prior written consent of the Company.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              MHL DEVELOPMENT COMPANY

                              By:
                                 -------------------------------
                              Name:
                              Title:



                              THE POLYMER TECHNOLOGY GROUP INCORPORATED

                              By:
                                 -------------------------------
                              Name:
                              Title:



                                       7